Reconciliation of net cash flow from operating activities (Details) - EUR (€) € in Millions	6 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Profit for the financial period	€ 1,277	€ 1,468	[1]
Investment income	(129)	(183)	[1]
Financing costs	1,473	1,610	[1]
Income tax (credit)/expense	(1)	459	[1]
Operating profit	2,620	3,354	[1]
Adjustments for:
Share-based payments and other non-cash charges	98	86
Depreciation and amortisation	6,952	6,987
Loss on disposal of property, plant and equipment and intangible assets	26	14
Share of result of equity accounted associates and joint ventures	(111)	(260)
Other income expense/(income)	108	(1,055)
Increase in inventory	(41)	(31)
Increase in trade and other receivables	(1,254)	(15)
Decrease in trade and other payables	(1,366)	(2,538)
Cash generated by operations	7,032	6,542
Taxation	(577)	(533)
Net cash flow from operating activities	€ 6,455	6,009
Changes due to revision
Profit for the financial period		(87)
Operating profit		€ (118)
Assets and liabilities classified as held for sale | Vodafone Egypt
Adjustments for:
Proportion of ownership interest in subsidiary		55.00%

[1]	In the previously published results for the six months ended 30 September 2020, the Group’s 55% interest in Vodafone Egypt was classified as held for sale. In December 2020, the Group announced that discussions with the potential purchaser had been terminated. Consequently, the held for sale classification was reversed resulting in the following changes to the previously published results for the six months ended 30 September 2020: gross profit has declined by €97 million, operating profit has declined by €118 million, profit before taxation has declined by €118 million, profit for the financial period has declined by €87 million, total comprehensive expense for the financial period has increased by €85 million and basic profit per share and diluted profit per share has declined by 0.15 eurocents.